Exhibit 99.1

PRESS RELEASE

Fortress Transportation and Infrastructure Investors LLC Reports Third Quarter 2022 Results, Declares Dividend of $0.30 per Common Share

NEW YORK, October 27, 2022 (GLOBE NEWSWIRE) -- Fortress Transportation and Infrastructure Investors LLC (NASDAQ:FTAI) (the “Company” or “FTAI”) today reported financial results for the third quarter 2022. The Company’s consolidated comparative financial statements and key performance measures are attached as an exhibit to this press release.

Financial Overview

(in thousands, except per share data)
Selected Financial Results	Q3’22
Net Loss Attributable to Shareholders	$22,849
Basic Loss per Common Share	$0.23
Diluted Loss per Common Share	$0.23
Adjusted EBITDA(1)	$108,863

(1)	For definitions and reconciliations of non-GAAP measures, please refer to the exhibit to this press release.

Third Quarter 2022 Dividends

On October 27, 2022, the Company’s Board of Directors (the “Board”) declared a cash dividend on its common shares of $0.30 per share for the quarter ended September 30, 2022, payable on November 28, 2022 to the holders of record on November 14, 2022.

Additionally, on October 27, 2022, the Board declared cash dividends on its Fixed-to-Floating Rate Series A Cumulative Perpetual Redeemable Preferred Shares (“Series A Preferred Shares”), Fixed-to-Floating Rate Series B Cumulative Perpetual Redeemable Preferred Shares (“Series B Preferred Shares”) and Fixed Rate Reset Series C Cumulative Perpetual Redeemable Preferred Shares (“Series C Preferred Shares”) of $0.51563, $0.50000 and $0.51563 per share, respectively, for the quarter ended September 30, 2022, payable on December 15, 2022 to the holders of record on December 1, 2022.

Business Highlights

•	Delays in new aircraft deliveries are creating scarcity of 737 NGs and A320ceos which are expected to drive strong long-term demand for 737 NGs, A320ceos and CFM56 engines.
•	We have begun closing the sale of $200mm in assets in Q4 and have signed LOIs to purchase $300mm in new assets also in Q4.
•	Gains from asset sales were $21mm within our quarterly range target range of $20-30mm.
•	Aerospace products had another solid quarter with $19mm in EBITDA up from $17.0 million in Q2.
•	Industry demand has returned to almost pre-Covid level.

Additional Information

For additional information that management believes to be useful for investors, please refer to the presentation posted on the Investor Relations section of the Company’s website, www.ftandi.com, and the Company’s Quarterly Report on Form 10-Q, when available on the Company’s website. Nothing on the Company’s website is included or incorporated by reference herein.

Conference Call

The Company will host a conference call on Friday, October 28, 2022 at 8:00 A.M. Eastern Time. The conference call may be accessed by registering via the following link https://register.vevent.com/register/BI88dfc2c47565449f93a5cfe98d8b94f7. Once registered, participants will receive a dial-in and unique pin to access the call.

A replay of the conference call will be available after 11:30 A.M. on Friday, October 28, 2022 through 11:30 A.M. on Friday, November 4, 2022 on https://ir.ftandi.com/presentations.

The information contained on, or accessible through, any websites included in this press release is not incorporated by reference into, and should not be considered a part of, this press release.

About Fortress Transportation and Infrastructure Investors LLC

FTAI primarily invests across the aviation sector and targets high quality aviation equipment and assets that, on a combined basis, generate strong and stable cash flows with the potential for earnings growth and asset appreciation. FTAI is externally managed by an affiliate of Fortress Investment Group LLC, a leading, diversified global investment firm.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements are based on management's current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements, many of which are beyond the Company’s control. The Company can give no assurance that its expectations will be attained and such differences may be material. Accordingly, you should not place undue reliance on any forward-looking statements contained in this press release. For a discussion of some of the risks and important factors that could affect such forward-looking statements, see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which are available on the Company’s website (www.ftandi.com). In addition, new risks and uncertainties emerge from time to time, and it is not possible for the Company to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. Such forward-looking statements speak only as of the date of this press release. The Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or change in events, conditions or circumstances on which any statement is based. This release shall not constitute an offer to sell or the solicitation of an offer to buy any securities.

For further information, please contact:

Alan Andreini
Investor Relations
Fortress Transportation and Infrastructure Investors LLC
(646) 734-9414
aandreini@fortress.com

Withholding Information for Withholding Agents

This announcement is intended to be a qualified notice as provided in the Internal Revenue Code (the “Code”) and the Regulations thereunder. For U.S. federal income tax purposes, the common dividend and the Series A Preferred, Series B Preferred and Series C Preferred dividends declared in October 2022 will be treated as a partnership distribution and guaranteed payments, respectively.  For U.S. tax withholding purposes, the per share distribution components are as follows:

Common Distribution Components
Non-U.S. Long Term Capital Gain	$—
U.S. Portfolio Interest Income(1)	$0.00964
U.S. Dividend Income(2)	$—
Income Not from U.S. Sources(3)	$0.29036
U.S. Long Term Capital Gain (4)	$—
Distribution Per Share	$0.30000

Series A Preferred Distribution Components
Guaranteed Payments(5)	$0.51563
Distribution Per Share	$0.51563

Series B Preferred Distribution Components
Guaranteed Payments(5)	$0.50000
Distribution Per Share	$0.50000

Series C Preferred Distribution Components
Guaranteed Payments(5)	$0.51563
Distribution Per Share	$0.51563

(1)	Eligible for the U.S. portfolio interest exemption for any holder not considered a 10-percent shareholder under §871(h)(3)(B) of the Code.

(2)	This income is subject to withholding under §1441 or §1442 of the Code.

(3)	This income is not subject to withholding under §1441, §1442 or §1446 of the Code.

(4)
U.S. Long Term Capital Gain attributable to the sale of a U.S. Real Property Holding Corporation. As a result, the gain will be treated as income that is effectively connected with a U.S. trade or business and be subject to withholding.

(5)	Brokers and nominees should treat this income as subject to withholding under §1441 or §1442 of the Code.

For U.S. shareholders: In computing your U.S. federal taxable income, you should not rely on this qualified notice, but should generally take into account your allocable share of the Company’s taxable income as reported to you on your Schedule K-1.

Exhibit - Financial Statements
FORTRESS TRANSPORTATION AND INFRASTRUCTURE INVESTORS LLC
CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
(Dollar amounts in thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021

Revenues	$230,365	$99,174	$434,120	$237,352

Expenses
Operating expenses	27,393	15,339	108,197	34,191
Cost of sales	95,948	5,367	120,139	8,577
General and administrative	3,354	3,679	11,821	9,618
Acquisition and transaction expenses	2,848	6,583	8,340	12,626
Management fees and incentive allocation to affiliate	4	16	4	704
Depreciation and amortization	34,853	36,237	115,461	106,374
Asset impairment	4,495	859	128,171	3,048
Interest expense	40,171	50,096	132,197	115,598
Total expenses	209,066	118,176	624,330	290,736
Other (expense) income
Equity in losses of unconsolidated entities	(358)	(369)	(125)	(1,050)
Gain on sale of assets, net	—	12,685	79,933	17,467
Loss on extinguishment of debt	(19,861)	—	(19,861)	(3,254)
Other (expense) income	(1,038)	(1,341)	208	(717)
Total other (expense) income	(21,257)	10,975	60,155	12,446
Income (loss) from continuing operations before income taxes	42	(8,027)	(130,055)	(40,938)
Provision for income taxes	4,189	485	7,357	824
Net loss from continuing operations	(4,147)	(8,512)	(137,412)	(41,762)
Net loss from discontinued operations, net of income taxes	(14,782)	(30,931)	(101,416)	(69,165)
Net loss	(18,929)	(39,443)	(238,828)	(110,927)
Less: Net loss attributable to non-controlling interests in consolidated subsidiaries:
Continuing operations	—	—	—	—
Discontinued operations	(2,871)	(7,363)	(18,817)	(18,949)
Less: Dividends on preferred shares	6,791	6,791	20,373	17,967
Net loss attributable to shareholders	$(22,849)	$(38,871)	$(240,384)	$(109,945)

Loss per share:
Basic
Continuing operations	$(0.11)	$(0.17)	$(1.59)	$(0.69)
Discontinued operations	$(0.12)	$(0.27)	$(0.83)	$(0.58)
Diluted
Continuing operations	$(0.11)	$(0.17)	$(1.59)	$(0.69)
Discontinued operations	$(0.12)	$(0.27)	$(0.83)	$(0.58)
Weighted average shares outstanding:
Basic	99,378,771	88,277,897	99,372,016	86,787,072
Diluted	99,378,771	88,277,897	99,372,016	86,787,072

FORTRESS TRANSPORTATION AND INFRASTRUCTURE INVESTORS LLC
CONSOLIDATED BALANCE SHEETS (Unaudited)
(Dollar amounts in thousands, except share and per share data)

	September 30, 2022	December 31, 2021
Assets
Cash and cash equivalents	$72,742	$138,206
Accounts receivable, net	94,867	124,924
Leasing equipment, net	1,692,182	1,855,637
Property, plant, and equipment, net	47,669	38,263
Investments	22,280	22,917
Intangible assets, net	29,416	30,962
Inventory, net	160,019	100,307
Other assets	158,810	110,337
Assets of discontinued operations	—	2,442,301
Total assets	$2,277,985	$4,863,854

Liabilities
Accounts payable and accrued liabilities	$102,506	$87,035
Debt, net	2,024,549	2,501,587
Maintenance deposits	51,430	106,836
Security deposits	27,409	40,149
Other liabilities	46,043	23,892
Liabilities of discontinued operations	—	980,255
Total liabilities	$2,251,937	$3,739,754

Commitments and contingencies

Equity
Common shares ($0.01 par value per share; 2,000,000,000 shares authorized; 99,378,771 and 99,180,385 shares issued and outstanding as of September 30, 2022 and December 31, 2021, respectively)	$992	$992
Preferred shares ($0.01 par value per share; 200,000,000 shares authorized; 13,320,000 and 13,320,000 shares issued and outstanding as of September 30, 2022 and December 31, 2021, respectively)	133	133
Additional paid in capital	376,802	1,411,940
Accumulated deficit	(352,403)	(132,392)
Accumulated other comprehensive loss	—	(156,381)
Shareholders' equity	25,524	1,124,292
Non-controlling interest in equity of consolidated subsidiaries	524	(192)
Total equity	26,048	1,124,100
Total liabilities and equity	$2,277,985	$4,863,854

FORTRESS TRANSPORTATION AND INFRASTRUCTURE INVESTORS LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
(Dollar amounts in thousands, unless otherwise noted)

	Nine Months Ended September 30,
	2022	2021
Cash flows from operating activities:
Net loss	$(238,828)	$(110,927)
Adjustments to reconcile net loss to net cash used in operating activities:
Equity in losses of unconsolidated entities	46,727	9,860
Gain on sale of assets, net	(106,427)	(17,483)
Security deposits and maintenance claims included in earnings	(31,558)	(30,866)
Loss on extinguishment of debt	19,861	3,254
Equity-based compensation	2,623	3,281
Depreciation and amortization	155,780	145,274
Asset impairment	128,171	3,048
Change in deferred income taxes	14,923	(2,311)
Change in fair value of non-hedge derivative	(1,567)	(1,979)
Amortization of lease intangibles and incentives	30,315	21,348
Amortization of deferred financing costs	17,142	18,853
Provision for credit losses	47,226	817
Other	(693)	(240)
Change in:
Accounts receivable	(61,892)	(100,821)
Other assets	(23,576)	(34,499)
Inventory	(13,370)	—
Accounts payable and accrued liabilities	4,329	71,285
Management fees payable to affiliate	(2,530)	(844)
Other liabilities	(7,955)	2,242
Net cash used in operating activities	(21,299)	(20,708)

Cash flows from investing activities:
Investment in unconsolidated entities	(7,344)	(54,499)
Principal collections on finance leases	2,165	1,707
Acquisition of business, net of cash acquired	(3,819)	(627,399)
Acquisition of leasing equipment	(360,642)	(299,564)
Acquisition of property, plant and equipment	(138,750)	(109,405)
Acquisition of lease intangibles	(6,542)	(7,403)
Purchase deposits for acquisitions	(28,621)	(13,790)
Proceeds from sale of leasing equipment	262,096	78,463
Proceeds from sale of property, plant and equipment	5,289	—
Proceeds for deposit on sale of aircraft and engine	7,801	600
Return of purchase deposits	—	1,010
Net cash used in investing activities	$(268,367)	$(1,030,280)

Cash flows from financing activities:
Proceeds from debt	$503,980	$2,553,600
Repayment of debt	(984,529)	(1,452,704)
Payment of deferred financing costs	(18,151)	(45,123)
Receipt of security deposits	2,636	1,390
Return of security deposits	(941)	(1,034)
Capital contributions from non-controlling interests	1,187	—
Receipt of maintenance deposits	37,586	23,075
Release of maintenance deposits	(878)	(19,615)
Proceeds from issuance of common shares, net of underwriter's discount	—	291,822
Proceeds from issuance of preferred shares, net of underwriter's discount and issuance costs	—	101,201
Dividend from spin-off of FTAI Infrastructure, net of cash transferred	500,562	—
Settlement of equity-based compensation	(148)	(421)
Cash dividends - common shares	(98,584)	(85,204)
Cash dividends - preferred shares	(20,373)	(17,967)
Net cash (used in) provided by financing activities	$(77,653)	$1,349,020

Net (decrease) increase in cash and cash equivalents and restricted cash	(367,319)	298,032
Cash and cash equivalents and restricted cash, beginning of period	440,061	161,418
Cash and cash equivalents and restricted cash, end of period	$72,742	$459,450

Key Performance Measures

The Chief Operating Decision Maker (“CODM”) utilizes Adjusted EBITDA as our key performance measure.

Adjusted EBITDA provides the CODM with the information necessary to assess operational performance, as well as make resource and allocation decisions. Adjusted EBITDA is defined as net income (loss) attributable to shareholders from continuing operations, adjusted (a) to exclude the impact of provision for income taxes, equity-based compensation expense, acquisition and transaction expenses, losses on the modification or extinguishment of debt and capital lease obligations, changes in fair value of non-hedge derivative instruments, asset impairment charges, incentive allocations, depreciation and amortization expense, dividends on preferred shares, and interest expense, (b) to include the impact of our pro-rata share of Adjusted EBITDA from unconsolidated entities, and (c) to exclude the impact of equity in earnings (losses) of unconsolidated entities and the non-controlling share of Adjusted EBITDA.

The following table sets forth a reconciliation of net loss attributable to shareholders to Adjusted EBITDA for the three and nine months ended September 30, 2022 and 2021:

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2022	2021	2022	2021
Net loss attributable to shareholders from continuing operations	$(10,938)	$(15,303)	$(157,785)	$(59,729)
Add: Provision for income taxes	4,189	485	7,357	824
Add: Equity-based compensation expense	—	—	—	—
Add: Acquisition and transaction expenses	2,848	6,583	8,340	12,626
Add: Losses on the modification or extinguishment of debt and capital lease obligations	19,861	—	19,861	3,254
Add: Changes in fair value of non-hedge derivative instruments	—	—	—	—
Add: Asset impairment charges	4,495	859	128,171	3,048
Add: Incentive allocations	—	—	—	—
Add: Depreciation and amortization expense (1)	41,329	42,681	145,754	127,723
Add: Interest expense and dividends on preferred shares	46,962	56,887	152,570	133,565
Add: Pro-rata share of Adjusted EBITDA from unconsolidated entities (2)	(241)	(312)	165	(906)
Less: Equity in losses of unconsolidated entities	358	369	125	1,050
Less: Non-controlling share of Adjusted EBITDA	—	—	—	—
Adjusted EBITDA (non-GAAP)	$108,863	$92,249	$304,558	$221,455

(1) Includes the following items for the three months ended September 30, 2022 and 2021: (i) depreciation and amortization expense of $34,853 and $36,237, (ii) lease intangible amortization of $3,291 and $1,266 and (iii) amortization for lease incentives of $3,185 and $5,178, respectively. Includes the following items for the nine months ended September 30, 2022 and 2021: (i) depreciation and amortization expense of $115,461 and $106,374, (ii) lease intangible amortization of $10,259 and $3,216 and (iii) amortization for lease incentives of $20,034 and $18,133, respectively.

(2) Includes the following items for the three months ended September 30, 2022 and 2021: (i) net loss of $358 and $369 and (ii) depreciation and amortization expense of $117 and $57, respectively. Includes the following items for the nine months ended September 30, 2022 and 2021:
(i) net loss of $125 and $1,050 and (ii) depreciation and amortization expense of $290 and $144, respectively.